Exhibit 10.6

[SEAL]
RECEIVED

DEC 22 AM 9:38

RICHARD W. WEEKING
CLERK, U.S. DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA

BILL LOCKYER

Attorney General of the State of California

RICHARD M. FRANK

Chief Deputy Attorney General

THOMAS GREENE

Chief Assistant Attorney General

KATHLEEN E. FOOTE

Senior Assistant Attorney General

ADAM MILLER, State Bar No.168254

Deputy Attorney General

455 Golden Gate Avenue, Suite 11000

San Francisco, CA 94102-7004

Telephone: (415) 703-5551

Fax: (415) 703-5480

Email: Adam.Miller@doj.ca.gov

Attorneys for the State of California

IN THE UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF CALIFORNIA

STATE OF CALIFORNIA,	CASE NO.

Plaintiff,	STIPULATION FOR ENTRY OF FINAL JUDGMENT
v.

MARQUEE HOLDINGS, INC.,
a Delaware corporation,
d/b/a AMC ENTERTAINMENT INC.,

and

LCE HOLDINGS, INC., a Delaware corporation, d/b/a LOEWS CINEPLEX ENTERTAINMENT CORPORATION,

Defendants.

STIPULATION FOR ENTRY OF FINAL JUDGMENT

It is stipulated by and between the undersigned parties, through their respective attorneys, that:

1.             The Court has jurisdiction over the subject matter of this action and over each of the parties hereto, and venue of this action is proper in the United States District Court for the Northern District of California.

STIPULATION FOR ENTRY OF FINAL JUDGMENT

2.             The parties consent that a Final Judgment in the form hereto attached may be filed and entered by the Court without further notice to any party or other proceedings, provided that the plaintiff has not withdrawn its consent, which it may do at any time before the entry of the proposed Final Judgment by serving notice thereof on the defendants and by filing notice with the Court.

3.             The defendants shall abide by and comply with the provisions of the proposed Final Judgment pending entry of the Final Judgment, or until expiration of time for all appeals of any court ruling declining the entry of the proposed Final Judgment, and shall, from the date of the filing of this Stipulation, comply with all the terms and provisions thereof as though the same were in full force and effect as an order of the Court.

4.             This Stipulation shall apply with equal force and effect to any amended proposed Final Judgment agreed upon in writing by the parties and submitted to the Court.

5.             In the event the plaintiff withdraws its consent or if the proposed Final Judgment is not entered pursuant to this Stipulation, this Stipulation shall have no effect whatever and the making of this Stipulation shall be without prejudice to any party in this or any other proceeding.

6.             The defendants represent that the required actions set forth in the proposed Final Judgment can and will be implemented and followed and that the defendants will later raise no claim of hardship or difficulty as grounds for asking the Court to modify any of the provisions contained therein.

Respectfully submitted,

FOR THE STATE OF CALIFORNIA:

BILL LOCKYER
Attorney General of the State of California
RICHARD M. FRANK
Chief Deputy Attorney General
THOMAS GREENE
Chief Assistant Attorney General
KATHLEEN E. FOOTE
Senior Assistant Attorney General

/s/ Adam Miller
ADAM MILLER
Deputy Attorney General
455 Golden Gate Avenue, Suite 11000
San Francisco, CA 94102-7004
		Telephone:	(415) 703-5551
		Fax:	(415) 703-5480
Attorneys for the Plaintiff, State of California

Dated:	12/19/05

FOR MARQUEE HOLDINGS INC.:

/s/ Ilene Knable Gotts
ILENE KNABLE GOTTS
DAMIAN G. DIDDEN
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
		Telephone:	(212) 403-1247
		Fax:	(212) 403-2247
Attorneys for Marquee Holdings Inc.

Dated:	Dec 15, 2005

FOR LCE HOLDINGS, INC.:

/s/ Deborah L. Feinstein
DEBORAH L. FEINSTEIN
Arnold & Porter LLP
555 12th Street, NW
Washington, DC 20004
	Telephone:	(202) 942-5015
	Fax:	(202) 942-5999

JENNIFER L. CUMMINGS (Cal. Bar # 208115)
Arnold & Porter LLP
90 New Montgomery Street
Suite 600
San Francisco, CA 94105
	Telephone:	(415) 356-3004
	Fax:	(415) 356-3099

Attorneys for LCE Holdings, Inc.

Dated: